3rd Quarter 2021 Financial Results Presentation October 27, 2021 Exhibit 99.3

Record Nine Month Net Revenue Third Quarter & YTD Snapshot 1 3Q21 & YTD Results millions, except per share and ratios HIGHLIGHTS Record Nine Month Pre-tax Income & EPS Record Quarterly & Nine Month Global Wealth Management Revenue Record Nine Month Institutional Group Revenue Record Investment Banking Advisory Pipelines Announced Acquisition of Vining Sparks

Third Quarter Results 2 THIRD QUARTER HIGHLIGHTS Second Highest Quarterly Non-GAAP Net Revenue of $1.15 billion, up 30% Y/Y: Record Global Wealth Management Revenue of $656 million, up 24% Y/Y Third Highest Quarterly Institutional Group Revenue of $492 million, up 36% Non-GAAP Pre-tax Margin of 23.9%, up 450 bps Y/Y Fee-based Client Assets of $150 billion, up 31% Y/Y Tangible Book Value Per Share of $27.35, up 27% Y/Y Non-GAAP annualized ROTCE of 27.7%, up 550 basis points Y/Y Operating Expense = Non-Compensation Expense – Provision for Credit Loss Operating Expense Ratio excludes Provision for Credit Loss)

Impressive Track Record of Growth 3 2015 & 2016 exclude duplicative acquisition costs Earnings per share have been adjusted to reflect December 2020 three for two stock split Non-GAAP Annualized 2021 based on annualized results through 9/30/2021

Vining Sparks Acquisition 4 Vining Sparks Founded in 1981 & Headquartered in Memphis, TN A Client-centered Financial Partner that Offers Strategic Balance Sheet & Investment Solutions Focused on Depositories Approximately 275 Associates in 13 Offices Approximately 4,000 Institutional Clients Averaged Approximately $150 million in Annual Revenue Since 2008 More than $150 billion in Annual Trading Volume Approximately $100 million in Equity Capital Highly Complementary Depository Focus More than 300 Fixed Income Professionals Focused on Banks & Thrifts on a Combined Basis More than 1,600 Unique Bank & Thrift s Covered on a Combined Basis Only 5% Net Revenue Overlap Solid Synergy Opportunities Through Capital Offerings and M&A Opportunities Across Vining Sparks Core Relationships Revenue from Bank & Thrift Clients by Type Revenue from Bank & Thrift Clients by Asset Size

HIGHLIGHTS Record Quarterly Net Revenue of $656 million, up 24% Y/Y Record Quarterly Wealth Management Revenue, ex. Stifel Bancorp Inc., of $505 million Record First Nine Months Net Revenue of $1.93 billion, up 19% Y/Y Private Client Fee-based Assets Increased 32% Y/Y Added 46 Financial Advisors with Total Trailing Twelve Month Production of $35 million. Global Wealth Management 5

Wealth Management Metrics

STIFEL


RECRUITING DRIVES REVENUE GROWTH
$300
$250
$200
$150
$100
$50
$-
millions
400
375
350
325
300
275
250
225
200
175
150
125
100
75
50
25
0
Financial Advisors
$31
$67
$82
$118
$138
$161
$198
$220
$233
$245
$280
1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21
T-12 Cumulative Production
Cumulative Gross FAs

DYNAMIC BUSINESS

- Announced renewed focus on recruiting independent FAs & rebranded business to Stifel Independent Advisors
- 85% of FAs who joined Stifel in past 10 years came through organic recruiting, 15% through acquisitions
- Recruited remotely during pandemic
- Growth of average AUM
- Adding capabilities that attract FAs and differentiate Stifel
  - Stifel Wealth Tracker
  - OurCrowd access to early-stage venture sponsors

EFFICIENT BUSINESS MODEL

- Advisors are empowered to do what is right for their clients
- Product-neutral compensation – not motivated by comp to use specific products or services
- Product desks are not layered profit centers
- Supervisory function is centralized for efficiency and neutral approach
- Advisors have direct access to knowledgeable home office associates to collaboratively deliver services to clients

TECHNOLOGY TO SUPPORT ADVICE-BASED MODEL

- Stifel Wealth Tracker – online and mobile app: free/ secure / smart aggregation / budgeting tools / advice when you want it / understand the markets / understand your complete financial picture
- Performance reporting tools – enhanced platform-wide capabilities with key vendor partners collaborating
- Cash management and digital banking capabilities in WM platform, including client mobile app
- Video meetings, centralized technology support

STIFEL | Quarterly Earnings Report

6

Institutional Group 7 * Includes net interest, asset management and service fees, and other income HIGHLIGHTS Record Results: Quarterly Advisory Revenue of $208 million, up 158% Y/Y First Nine Months Net Revenue of $1.52 billion, up 39% Y/Y First Nine Months Advisory Revenue of $545 million, up 114% Y/Y First Nine Months Capital Raising Revenue of $506 million, up 52% Y/Y Pre-tax Margin of 25.4%, up 430 bps Y/Y * 2021 revenue based on annualized results through 9/30/2021 highlights Record Quarterly Capital Raising Revenue Surpassed Prior Record by 6% (2Q21) Second Highest First Nine Months Institutional Fixed Income Brokerage Revenue Second Highest First Nine Months Institutional Fixed Income Revenue Lead Managed 257 Negotiated Municipal Offerings Institutional Equities & Fixed Income 8 highlights Record First Nine Months Institutional Equities Revenue Record First Nine Months Institutional Equities Brokerage Revenue Record First Nine Months Capital Raising Revenue Bar chart header numbers are a graphic

Investment Banking Revenue 9 Highlights Record Quarterly Advisory Revenue, up 158% Y/Y Record First Nine Months Advisory Revenue, Surpassed Prior Record by 86% (2019) Record 3rd Quarter Capital Raising Revenue, up 19% Y/Y Record First Nine Months Investment Banking Revenue Surpassed Prior Record by 77% (2020) Strongest Verticals were Financials, Healthcare, Technology, Industrials Bar chart header numbers are a graphic * 2021 revenue based on annualized results through 6/30/2021 * Capital Raising Includes Revenue from Global Wealth Management

Net Interest Income 10 Net Interest commentary 3Q21 Net Interest Income Increased 10% sequentially. Average Interest Earning Assets Increased by $1.2 billion in 3Q21. Quarter End Deposits up 23% year-on-year More Highly Levered to Increased Short-term Interest Rates than in Past Cycles 2021: Estimated Incremental Pre-tax Income of $175-$200 million from a 100 bps increase in Fed Funds rate. 2015: Estimated Incremental Pre-tax Income of $66 million from a 100 bps increase in Fed Funds rate.

Stifel Bancorp Inc. Loan & Investment Portfolio 11 * Total excludes $156 million of loans classified as held for sale

CECL & Credit Metrics 12 ASSUMPTIONS Moody’s Forecast 40% Baseline (gradual recovery) 30% Downside (double dip recession) 30% Upside (accelerated recovery) Forecast Update for Most Recent Scenarios Broad-based Improvement of Forecasted Economic Variables Since June 30 Incorporated a Management Overlay to Offset Some of the Forecasted Economic Variables

Capital & Liquidity 13 HIGHLIGHTS Balance Sheet Growth of More than $4 billion YTD 2021, Increase of 16% YTD Client Cash Balances Continued to Increase in 3Q21 Capital Ratios Remained Strong Repurchased Nearly 1.5 million Shares YTD 2021 Issued $300 million of Preferred Stock in July 2021 Redeemed of $150 million of Series A Preferred Stock in 3Q21

Expenses 14 * For reconciliation of GAAP to non-GAAP expenses, refer to our third quarter 2021 earnings release. Bar chart header numbers are a graphic

Closing Remarks

Q&A

Disclaimer 17 Forward-Looking Statements This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks, assumptions, and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel Financial Corp., as well as Stifel, Nicolaus & Company, Incorporated and its subsidiaries (collectively, “SF” or the “Company”). These statements can be identified by the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” and similar expressions. All statements not dealing with historical results are forward-looking and are based on various assumptions. The forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. For information about the risks and important factors that could affect the Company’s future results, financial condition and liquidity, see “Risk Factors” in Part I of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020. Forward-looking statements speak only as to the date they are made. The Company disclaims any intent or obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. Statements about the effects of the COVID-19 pandemic on the Company’s business, results, financial position and liquidity may constitute forward-looking statements and are subject to the risk that the actual impact may differ, possibly materially, from what is currently expected. Use of Non-GAAP Financial Measures The Company utilized certain non-GAAP calculations as additional measures to aid in understanding and analyzing the Company’s financial results for the three and nine months ended September 30, 2021. Specifically, the Company believes that the non-GAAP measures provide useful information by excluding certain items that may not be indicative of the Company’s core operating results and business outlook. The Company believes that these non-GAAP measures will allow for a better evaluation of the operating performance of the business and facilitate a meaningful comparison of the Company’s results in the current period to those in prior and future periods. Reference to these non-GAAP measures should not be considered as a substitute for results that are presented in a manner consistent with GAAP. These non-GAAP measures are provided to enhance investors' overall understanding of the Company’s current financial performance. The non-GAAP financial information should be considered in addition to, not as a substitute for or as being superior to, operating income, cash flows, or other measures of financial performance prepared in accordance with GAAP. These non-GAAP measures primarily exclude expenses which management believes are, in some instances, non-recurring and not representative of ongoing business. A limitation of utilizing these non-GAAP measures is that the GAAP accounting effects of these charges do, in fact, reflect the underlying financial results of the Company’s business and these effects should not be ignored in evaluating and analyzing its financial results. Therefore, the Company believes that GAAP measures and the same respective non-GAAP measures of the Company’s financial performance should be considered together.